UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2026 (January 29, 2026)

M EVO GLOBAL ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43089	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 LBJ Freeway Suite 1010
Farmers Branch, TX 75234
 (Address of principal executive offices, including zip code)

Tel: (214) 775-0614

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	MEVOU	The Nasdaq Stock Market, LLC

Class A ordinary share, par value $0.0001 per share	MEVO	The Nasdaq Stock Market, LLC

Redeemable Warrant - each warrant exercisable to purchase one Class A ordinary share at $11.50 per share	MEVOW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 29, 2026, the registration statement (File No. 333-292138), as amended (the “Registration Statement”), relating to the initial public offering (“IPO”) of M Evo Global Acquisition Corp II  (the “Company”) became effective by the Securities and Exchange Commission (the “Commission”).

On February 2, 2026, the Company consummated the IPO, which consisted of 30,000,000 units (the “Units”), including the exercise in full by the underwriter of its option to purchase up to an additional 3,000,000 Units at the offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Shares”), and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-292138) related to the IPO:

●	An Underwriting Agreement (the “Underwriting Agreement”), dated January 29, 2026, between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC (“CCM”) as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 29, 2026, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 29, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 29, 2026, by and among the Company, its officers, its directors and the Company’s sponsor, Evolution Sponsor Holdings LLC II (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 29, 2026, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated January 29, 2026 (the “Sponsor Warrant Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated January 29, 2026 (the “CCM Warrant Purchase Agreement”), by and between the Company and CCM, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Private Placement Warrant Purchase Agreement, dated January 29, 2026 (the “Clear Street Warrant Purchase Agreement”), by and between the Company and Clear Street, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Advisory Agreement, dated January 29, 2026 (the “Advisory Agreement”), by and between the Company and Evolution Capital Pty Ltd, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 29, 2026 (the “Administrative Services Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated January 29, 2026, by and among the Company and its officers and directors, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 8,000,000 private placement warrants (the “Private Warrants ”), at a purchase price of $1.00 per Private Warrant, of which 5,000,000 Private Warrants were sold to the Sponsor and 3,000,000 Private Warrants were sold to CCM and Clear Street, LLC (2,850,000 and 150,000, respectively) generating gross proceeds to the Company of $8,000,000. The issuance of the Private Warrants were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

A total of $300,000,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Second Amended and Restated Memorandum and Articles of Association (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months (the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On January 29, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 2, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC, as representatives of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated January 29, 2026, by and between the Company and CST, as warrant agent.

10.1	Registration Rights Agreement, dated January 29, 2026, by and among the Company and security holders.

10.2	Letter Agreement, dated January 29, 2026, by and among the Company, its officers, directors and the Sponsor.

10.3	Investment Management Trust Agreement, dated January 29, 2026, by and between the Company and CST, as trustee.

10.4	Sponsor Warrant Purchase Agreement, dated January 29, 2026, by and between the Company and the Sponsor.

10.5	CCM Warrant Purchase Agreement, dated January 29, 2026, by and between the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC.

10.6	Clear Street Warrant Purchase Agreement, dated January 29, 2026, by and between the Company and Clear Street, LLC.

10.7	Advisory Agreement, dated January 29, 2026, by and between the Company and Evolution Capital Pty Ltd.

10.8	Administrative Services Agreement, dated January 29, 2026, by and between the Company and Evolution Capital Pty Ltd

10.9	Indemnity Agreement, dated January 29, 2026, by and among the Company and its directors and officers.

99.1	Press Release, dated January 29, 2026

99.2	Press Release, dated February 2, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M EVO GLOBAL ACQUISITION CORP II

	By:	/s/ Stephen Silver
		Name:	Stephen Silver
		Title:	Chief Executive Officer

Dated: February 2, 2026

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